SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                             Leap Technology, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                                  SCHEDULE 14A

                              LE@P TECHNOLOGY, INC.
                       5601 NORTH DIXIE HIGHWAY, SUITE 411
                  FORT LAUDERDALE, FLORIDA 33334 (954) 771-1772

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

You are invited to attend the 2004 Annual Meeting of Stockholders of Le@P Technology, Inc. (the "Company"), which will be held at the company's offices, Suite 411, 5601 N. Dixie Highway, Fort Lauderdale, Florida 33334, on May 17, 2004, at 2:00 p.m., Florida time.

At the Annual Meeting, you will be asked to consider and approve the following:

1. To elect three Directors to serve until the 2005 Annual Meeting of Stockholders;

2. To ratify Berkowitz, Dick, Pollack and Brant, LLP as independent accountants for the fiscal year ending December 31, 2004; and

3. To act upon any other matters properly coming before the Annual Meeting or any adjournment thereof.

Attendance at the Annual Meeting is limited to stockholders of record as of the record date of April 6, 2004 (or their authorized representatives) and to guests of the Company. If your shares are registered in your name and you plan to attend the Annual Meeting, please mark the appropriate box on the enclosed Proxy Card and you will be pre-registered for the Annual Meeting (if your shares are held of record by a broker, bank or other nominee and you plan to attend the meeting, you must also pre-register by returning the registration card forwarded to you by your bank or broker). A list of the stockholders entitled to vote at the Annual Meeting may be examined by any stockholder at the Company's corporate offices at 5601 North Dixie Highway, Suite 411, Fort Lauderdale, Florida 33334.

The enclosed proxy is solicited by the Board of Directors of the Company. The Notice of the Annual Meeting and Proxy Statement on the following pages contain information concerning the business to be considered at the Annual Meeting. Please give these proxy materials your careful attention. It is important that your shares be represented and voted at the Annual Meeting regardless of the size of your holdings. Your vote is important. Whether you plan to attend the Annual Meeting or not, please complete, date, sign and return the enclosed Proxy Card promptly. If you attend the Annual Meeting and prefer to vote in person, you may do so. The return of the enclosed proxy card will not affect your right to revoke your proxy or to vote in person if you do attend the Annual Meeting.

                                          By order of the Board of Directors

                                          /s/ Timothy C. Lincoln
                                          ----------------------------------

                                          Timothy C. Lincoln
                                          Acting Principal Executive Officer

April 13, 2004
Fort Lauderdale, Florida

IN ORDER TO AVOID ADDITIONAL SOLICITING EXPENSE TO THE COMPANY, PLEASE SIGN, DATE AND MAIL YOUR PROXY PROMPTLY IN THE RETURN ENVELOPE PROVIDED, EVEN IF YOU PLAN TO ATTEND THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS USE AT THE ANNUAL MEETING BY GIVING WRITTEN NOTICE OF REVOCATION, BY SIGNING AND DELIVERING TO THE SECRETARY OF THE COMPANY A PROXY BEARING A LATER DATE OR BY PERSONALLY VOTING AT THE MEETING.

                       2004 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                              LE@P TECHNOLOGY, INC.

                              --------------------

                     PROXY STATEMENT FOR THE ANNUAL MEETING

                              --------------------

The 2004 Annual Meeting of Stockholders ("Annual Meeting") of LE@P TECHNOLOGY, INC. ("Le@P") will be held at the Company's offices at 5601 N. Dixie Highway, Suite 411, Fort Lauderdale, Florida 33334, on Friday, May 17, 2004 at 2:00 p.m., Florida time, or at any adjournments or postponements of the Annual Meeting.

We will begin sending this Proxy Statement, the attached Notice of Annual Meeting and the enclosed Proxy Card on or about April 19, 2004 to all stockholders entitled to vote. Stockholders who owned Common Stock at the close of business on April 6, 2004 (the "Record Date") are entitled to vote. On the Record Date, there were 33,681,203 shares of Common Stock outstanding. Le@P's principal executive offices are located at 5601 North Dixie Highway, Suite 411, Fort Lauderdale, Florida 33334, telephone number (954) 771-1772.

WHY WAS THIS PROXY STATEMENT SENT?

This Proxy Statement and the enclosed Proxy Card were sent to you because the Company's Board of Directors is soliciting proxies from stockholders of the Company's (i) Class A Common Stock, par value $.20 per share ("Class A Common Stock") and (ii) Class B Common Stock, par value $.20 per share ("Class B Common Stock," and together with Class A Common Stock, "Common Stock"), entitled to vote at the Annual Meeting. There are (i) two classes of Common Stock: (A) Class A Common Stock, and (B) Class B Common Stock, and (ii) one series of Preferred Stock, with issued and outstanding shares, which is the Series B Preferred Stock. The Class A Common Stock and the Class B Common Stock are each entitled to vote at the Annual Meeting, as described herein. The Series B Preferred Stock has no voting rights and is not entitled to vote at the Annual Meeting. This Proxy Statement summarizes the information you need to know to vote intelligently at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed Proxy Card.

WHAT IS BEING VOTED ON?

The following proposals are being voted on at the Annual Meeting:

o To elect three Directors to serve until the 2005 Annual Meeting of Stockholders or until their respective successors are elected and qualified;

o To ratify Berkowitz, Dick, Pollack and Brant, LLP as independent accountants for the Company for the fiscal year ending December 31, 2004; and

o To act upon any other matters properly coming before the Annual Meeting or any adjournment thereof.

WHO MAY VOTE?

Stockholders who owned Class A Common Stock or Class B Common Stock at the close of business on April 6, 2004 (the "Record Date") are entitled to vote at the Annual Meeting.

HOW MANY VOTES DO I HAVE?

Each share of Class A Common Stock that you own entitles you to one vote. Holders of Class B Common Stock are entitled to one vote for each share of Class B Common Stock.

HOW MANY VOTES ARE NEEDED FOR A QUORUM?

As of April 6, 2004, the following shares were outstanding: (i) 33,681,203 shares of Class A Common Stock, and (ii) 25,000 shares of Class B Common Stock. The Annual Meeting will be held if a majority of the outstanding shares of (i) Class A Common Stock and (ii) Class B Common Stock entitled to vote is represented at the Annual Meeting. This means that (i) 16,840,602 shares of Class A Common Stock and (ii) 12,501 shares of Class B Common Stock are required for a quorum. If you have returned the Proxy or attend the Annual Meeting in person, your Common Stock will be counted for the purpose of determining whether a quorum exists, even if you wish to abstain from voting on some or all matters introduced at the Meeting. "Broker non-votes" also count for quorum purposes. If you hold your Class A Common Stock through a broker, bank, or other nominee, generally the nominee may only vote the Class A Common Stock which it holds for you in accordance with your instructions. We do not count abstentions and "broker non-votes" as votes for or against any proposal.

If a quorum is not present or represented at the Annual Meeting, the stockholders who do attend the Annual Meeting in person or who are represented by proxy have the power to adjourn the Annual Meeting until a quorum is present or represented. At any adjournment of the Annual Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original Annual Meeting.

HOW DOES A STOCKHOLDER VOTE BY PROXY?

Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed Proxy Card and return it promptly in the envelope provided. No postage is needed if the Proxy Card is mailed in the United States. Returning the Proxy Card will not affect your right to attend the Annual Meeting and vote. If you properly fill in your Proxy Card and send it to us in time to vote, your "Proxy" (one of the individuals named on your Proxy Card) will vote your shares as you have directed. If you sign the Proxy Card but do not make specific choices, your Proxy will vote your shares as recommended by the Board of Directors as follows:

o "FOR" electing three Directors to serve until the 2005 Annual Meeting of Stockholders or until their respective successors are elected and qualified; and

o "FOR" ratifying Berkowitz, Dick, Pollack and Brant, LLP as independent accountants for the Company for the fiscal year ending December 31, 2004.

If any other matter is presented, your Proxy will vote in accordance with his or her best judgment. At the time this Proxy Statement went to press, we knew of no matter which needed to be acted upon at the Annual Meeting, other than those discussed in this Proxy Statement.

MAY A PROXY BE REVOKED?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in one of three ways. First, you may send in another Proxy with a later date. Second, you may notify Le@P's Secretary in writing before the Annual Meeting that you have revoked your Proxy. Third, you may vote in person at the Annual Meeting.

HOW DOES A STOCKHOLDER VOTE IN PERSON?

If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares as of April 6, 2004 (the Record Date).

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

Proposal 1:             Although the holders of Class B Common Stock are
Electing Three          entitled to elect a simple majority (two) of the Board
Directors               of Directors and holders of the Class A Common Stock are
                        entitled to elect the remaining Directors (one), the holder of the Class B Common Stock has consented to the election of two Class A Directors and one Class B
                        Directors for purposes of this Annual Meeting only.
                        Accordingly, the holders of Class A Common Stock will be entitled to elect two directors and the holders of Class
                        B Common Stock will be entitled to elect one director at the Annual Meeting. The holder of the Class B Common
                        Stock has retained the right to call at anytime a special meeting of the holders of Class B Common Stock for the purpose of electing that number of additional
                        Class B Directors (two) as would thereafter result in the Class B Directors constituting a simple majority of the Board of Directors. The persons nominated as the "Class A Directors" will be elected if they receive the affirmative vote of a plurality of the outstanding shares of Class A Common Stock. Similarly, the "Class B
                        Directors" will be elected if they receive the affirmative vote of a plurality of the outstanding shares of Class B Stock. "Plurality" means that individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be elected. Cumulative voting is not permitted. If you do not vote for a particular nominee, or you indicate "withhold authority to vote" for a particular nominee on your proxy card, your vote will not count either "for" or "against" the nominee. A
                        "broker non-vote" will also have no effect on the outcome since only a plurality of votes actually cast is required to elect a Director.

Proposal 2:             The affirmative vote of a majority of the votes cast by
Ratify Selection        the holders of the Class A Common Stock and Class B
of Accountants          Common Stock, voting together as a single class, at the
                        Annual Meeting is required to ratify and approve the appointment of Berkowitz, Dick, Pollack and Brant, LLP as the Company's independent accountants for the fiscal year ended December 31, 2004. Although a vote to "abstain" is counted as neither a vote for or against the proposal, if you "abstain" from voting, it has the same effect as if you voted "against" this proposal.
                        Broker non-votes will have no effect on the votes.

IS VOTING CONFIDENTIAL?

Yes. Proxy Cards, ballots and voting tabulations that identify individual Stockholders are confidential. Only the inspectors of election and certain Le@P employees associated with processing Proxy Cards and counting the votes have access to your card. Additionally, all comments directed to Le@P management (whether written on the Proxy Card or elsewhere) remain confidential, unless you ask that your name be disclosed.

WHO PAYS THE COST OF SOLICITING THE PROXIES?

The Company will pay the cost of this proxy solicitation, which includes preparing, assembling and mailing the Notice of Annual Meeting, the Proxy Statement and the Proxy Card. We will, upon request, reimburse brokers, banks and other nominees for their expenses in sending proxy material to their principals and obtaining their proxies.

HOW DOES A STOCKHOLDER OBTAIN A COPY OF THE ANNUAL REPORT?

A COPY OF OUR ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2003 IS ENCLOSED WITH THIS PROXY STATEMENT.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows, as of April 6, 2004, the record date, the Common Stock owned beneficially by (i) each Director of the Company, (ii) each Executive Officer, (iii) all Directors or nominees for Director and Executive Officers as a group, and (iv) each person known by the Company to be the "beneficial owner" of more than five percent (5%) of such Common Stock. "Beneficial ownership" is a technical term broadly defined by the Securities and Exchange Commission to mean more than ownership in the usual sense. For example, you "beneficially" own Common Stock not only if you hold it directly, but also if you indirectly (through a relationship, a position as a Director or trustee, or a contract or understanding), have (or share the power to vote the stock, or sell it) the right to acquire it within 60 days. Except as disclosed in the footnotes below, each person has sole voting and investment power over his or her shares. As of April 6, 2004, there were 33,681,203 shares of Class A Common Stock issued and outstanding and 768 holders of record, and 25,000 shares of Class B Common Stock issued and outstanding and one holder of record. In addition, there are 2,170 shares of Series B Preferred Stock issued and outstanding and one holder of record.

                                                          Shares         Percentage           Title
                                    Current            Beneficially     Beneficially           Of
        Name (1)                     Title                Owned             Owned             Class
-----------------------------------------------------------------------------------------------------------
                                                       32,098,179(2)        94.5%        Class A Common
M. Lee Pearce, M.D.                                        25,000(3)         100%        Class B Common
                                                            2,170(5)         100%        Series B Preferred
-----------------------------------------------------------------------------------------------------------
Robert G. Tancredi, M.D. (4)                            2,200,000            6.5%        Class A Common
-----------------------------------------------------------------------------------------------------------
Timothy C. Lincoln(6)          Class B Director,           76,053              *         Class A Common
                               Acting Principal
                               Executive Officer
-----------------------------------------------------------------------------------------------------------
                               Class A Director,           52,500              *         Class A Common
Mary E. Thomas(7)              Acting Principal
                               Financial Officer
-----------------------------------------------------------------------------------------------------------
Mayra Diaz                     Class A Director                 0             --
-----------------------------------------------------------------------------------------------------------
All Directors and Executive                               128,553              *         Class A Common
Officers as a Group
(3 Persons)

----------
*     Less than 1%.

(1) The address for each of the persons and entities listed above is 5601 N. Dixie Highway, Suite 411, Fort Lauderdale, Florida 33334.

(2) The shares beneficially owned by Dr. Pearce (i) include 29,107,703 shares of Class A Common Stock, which are owned by the M. Lee Pearce 1998 Irrevocable Trust of which Dr. Pearce is the 100% beneficial owner, (ii) include 2,000,000 shares of Class A Common Stock which are owned by PearTan, LLC of which Dr. Pearce is a member (Dr. Pearce and Dr. Tancredi share voting power on all of the shares owned by PearTan; provided, however, that if they are unable to agree on any such vote, then Dr. Tancredi has the right to direct the vote of 700,000 of such shares and Dr. Pearce has the right to direct the vote of the balance of 1,300,000 of such shares), (iii) include 700,000 shares of Class A Common Stock which are owned by Broward Trading Corporation of which Dr. Pearce is the sole shareholder, and (iv) include subscription rights to purchase 290,476 shares of Class A Common Stock pursuant to a funding agreement with the Company dated March 31, 2000. The calculation of Dr. Pearce's beneficial ownership percentage does not take into account the exercise of options held by third parties, including options held by other officers and directors.

(3) These shares are owned by Lauderdale Holdings, Inc., a Florida corporation of which Dr. Pearce is the sole shareholder.

(4) Includes (i) vested options to purchase up to 200,000 shares of Class A Common Stock, and (ii) 2,000,000 shares held by PearTan, LLC, of which Dr. Tancredi is a member. Dr. Pearce and Dr. Tancredi share voting power on all of the shares owned by PearTan; provided, however that, if they are unable to agree on any such vote, then Dr. Tancredi has the right to direct the vote of 700,000 of such shares and Dr. Pearce has the right to direct the vote of the balance of 1,300,000 of such shares. The calculation of Dr. Tancredi's beneficial ownership percentage does not take into account the exercise of options and warrants held by third parties, including options and warrants held by other officers and directors.

(5) These shares are held by the M. Lee Pearce 1998 Irrevocable Trust of which Dr. Pearce is the 100% beneficial owner. The Series B Preferred Stock does not have voting rights.

(6) The shares beneficially owned by Mr. Lincoln include vested options to purchase up to 75,000 shares of Class A Common Stock granted May 2002.

(7) The shares beneficially owned by Ms. Thomas include vested options to purchase 52,500 shares of Class A Common Stock.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

The Board of Directors has selected the following persons as nominees for election to the Board of Directors. Holders of Class A Common Stock may withhold authority to vote for the Class A nominees. The officers and directors of LHI, the holder of all of the outstanding shares of Class B Common Stock and the only stockholder to vote for the slate of Class B Directors, has indicated that LHI intends to vote "FOR" electing the slate of Class B Directors named below. Although management has no reason to believe that the nominees will be unable or unwilling to serve, if any nominee withdraws or otherwise becomes unavailable to serve, the proxyholders will vote for any substitute nominee designated by the Board of Directors. Certain information concerning the nominees is provided below.

                         NOMINEES FOR CLASS A DIRECTORS

      Name           Age              Position                        Since

Mary E. Thomas        45    Class A Director,                       June 2003
                            Acting Principal Financial             October 2000
                            Officer

Mayra Diaz            40    Class A Director                        June 2003

                         NOMINEES FOR CLASS B DIRECTORS

      Name            Age             Position                        Since

Timothy C. Lincoln    45    Class B Director,                       July  2000
                            Acting Principal Executive Officer    September 2002

Timothy C. Lincoln is currently legal counsel for Marquette Realty, Inc., a position he has held since September 2000. Mr. Lincoln is currently the Company's Acting Principal Executive Officer, a position he has held since September 2002. He has also maintained a private legal practice since October 1998. From August 1995 to May 1998 he served in various legal and management roles for Marquette Realty, Inc. Marquette Realty, Inc. manages a number of entities that M. Lee Pearce, M.D., the Company's Former Chairman of the Board and its majority stockholder, is the beneficial owner. Mr. Lincoln also serves as a director for a number of entities which are directly or indirectly owned by Dr. Pearce. From 1993 to 1996, Mr. Lincoln served as a mortgage loan officer for the Bank of North America. Bank of North America was formerly controlled by Dr. Pearce. Mr. Lincoln received a Master of Business Administration Degree in Marketing from the University of New Mexico and received a J.D. degree from the University of Miami School of Law. Mr. Lincoln is a member of the Florida Bar Association.

Mary E. Thomas has over twenty years experience in the Healthcare and Management Financial Accounting industry. Ms. Thomas is currently the Company's Acting Principal Financial Officer, a position she has held since October 2000. Ms. Thomas also serves as an officer for a number of entities which are directly or indirectly beneficially owned by M. Lee Pearce, M.D., the Company's Former Chairman of the Board and its majority stockholder. From September 1999 to October 2000, Ms. Thomas served as an assistant to the Chief Executive Officer of the Corporation and was a member of the accounting department. From 1985 to 1999, Ms. Thomas served in various financial and managerial positions for General Health Corp. I, of which Dr. Pearce is the President and indirect beneficial owner. Ms. Thomas received a Bachelor of Science Degree in Accounting from Nova Southeastern University.

Mayra V. Diaz has over twenty years experience in the Mortgage Banking and Financial Accounting industry where she held various executive positions. Mrs. Diaz is currently employed as an in-house accountant by General Health Corp. I, a position she has held since May 1996. General Health Corp. I is beneficially owned by M. Lee Pearce, M.D., the Company's Former Chairman of the Board and its majority stockholder. Mrs. Diaz also serves as director for a number of entities which are directly or indirectly owned by Dr. Pearce. Mrs. Diaz received a bachelor degree from Barry University. Mrs. Diaz is a member of NATP since 1995 as well as an Associate Member of the AICPA.

Class A Directors are elected by holders of the Class A Common Stock and all Class B Directors are elected by holders of the Class B Common Stock at the Annual Meeting of the Stockholders of the Company and hold office following election or until their successors are elected and qualified. The Company's bylaws permit the Board of Directors to fill any vacancy and such Director may serve until the next annual meeting. The officers of the Company are appointed by and serve at the discretion of the Company's Board of Directors.

To the best knowledge of the Company, other than as stated above, no Director of the Company is a Director of any other company with a class of securities registered under Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of that Act or any company registered under the Investment Company Act of 1940.

There are no family relationships between any of the Company's Executive Officers and Directors.

Meetings and Committees of the Board of Directors

The Company's Board of Directors held one meeting during the year ended December 31, 2003. The Company has an Audit Committee, but no standing Nominating Committee or Compensation Committee.

The Company's Audit Committee currently consists of Timothy C. Lincoln, Mayra Diaz, and Mary E. Thomas. During 2003, the Audit Committee met three times. The Audit Committee will review the scope of the accountants' engagement, including the remuneration to be paid, and will review the independence of the accountants. The Audit Committee, with the assistance of appropriate personnel, will review the Company's annual financial statements and the independent auditor's report, including significant reporting and operational issues; corporate policies and procedures as they relate to accounting and financial reporting and financial controls; litigation in which the Company is a party; and use by the Company's Executive Officers of expense accounts and other non-monetary perquisites, if any. The Audit Committee may direct the Company's legal counsel, independent auditors and internal staff to inquire into and report to it on any matter having to do with the Company's accounting or financial procedures or reporting.

The Board of Directors has not adopted a written charter for the Audit Committee. Ms. Thomas and Ms. Diaz are both considered "audit committee financial experts" within the meaning of that term as defined by the Securities and Exchange Commission pursuant to Section 407 of the Sarbanes-Oxley Act of 2002. None of the members of the audit committee are "independent" as independence for audit committee members is defined by the NASD's listing standards.

The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2003 and has received the written disclosures and the letter from Berkowitz Dick Pollack and Brant, LLP, the Company's independent auditors, required by Independent Standards Board Standard No. 1 (Independent Discussions with Audit Committee). The Audit Committee has also discussed with Berkowitz Dick Pollack and Brant, LLP the Company's audited financial statements for the fiscal year ended December 31, 2003, including among other things the quality of the Company's accounting principles, the methodologies and accounting principles applied to significant transactions, the underlying processes and estimates used by management in its financial statements and the basis for the auditor's conclusions regarding the reasonableness of those estimates, and the auditor's independence, as well as the other matters required by Statement on Auditing Standards No. 61 of the Auditing Standards Board of the American Institute of Certified Public Accountants.

Based on these discussions with Berkowitz Dick Pollack and Brant, LLP and the results of the audit of the Company's financial statements, the Audit Committee members recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission.

No Director attended fewer than 75% of the meetings of the Board of Directors or of any committee on which such Director served during the year ended December 31, 2003.

The Board of Directors encourages, but does not require, its directors to attend the Company's annual meeting of stockholders. Last year, all of the Company's directors attended the annual meeting.

The Board of Directors does not have a separate nominating committee. Rather, the entire Board of Directors acts as nominating committee. Based on the Company's current suspension of active operations, the Board of Directors does not believe the Company would derive any significant benefit from a separate nominating committee. The members of the Board of Directors are not all independent as defined in the NASD listing standards. The Company does not have a Nominating Committee charter.

In recommending director candidates in the future, the Board intends to take into consideration such factors as it deems appropriate based on the Company's current needs. These factors may include diversity, age, skills, decision-making ability, inter-personal skills, experience with businesses and other organizations of comparable size, community activities and relationships, and the interrelationship between the candidate's experience and business background, and other Board members' experience and business background, whether such candidate would be considered "independent", as such term is defined in the NASD listing standards, as well as the candidate's ability to devote the required time and effort to serve on the Board.

The Board will consider for nomination by the Board director candidates recommended by shareholders if the shareholders comply with the Company's by-laws relating to nomination of directors by shareholders. These by-law procedures are described in the proxy under the heading "Other Matters - Stockholder Proposals."

Shareholder Communications with the Board of Directors

Any shareholder who wishes to send communications to the Board of Directors should mail them addressed to the intended recipient by name or position in care of: Corporate Secretary, Le@p Technology, Inc., 5601 N. Dixie Highway, Fort Lauderdale, Florida, 33334. Upon receipt of any such communications, the Corporate Secretary will determine the identity of the intended recipient and whether the communication is an appropriate shareholder communication. The Corporate Secretary will send all appropriate shareholder communications to the intended recipient. An "appropriate shareholder communication" is a communication from a person claiming to be a shareholder in the communication the subject of which relates solely to the sender's interest as a shareholder and not to any other personal or business interest.

In the case of communications addressed to the Board of Directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Board. In the case of communications addressed to any particular directors, the Corporate Secretary will send appropriate shareholder communications to such director. In the case of communications addressed to a committee of the board, the Corporate Secretary will send appropriate shareholder communications to the Chairman of such committee.

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" ELECTING THE SLATE OF TWO CLASS A DIRECTORS AND ONE CLASS B DIRECTORS TO SERVE UNTIL THE 2005 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR RESPECTIVE SUCCESSORS ARE ELECTED AND QUALIFIED

                               EXECUTIVE OFFICERS

The following table sets forth the names, ages and positions held with respect to each Executive Officer of the Company as of April 6, 2004. Certain biographical information concerning Mr. Lincoln and Ms. Thomas is presented under "Election of Directors."

       Name            Age                 Position                        Since

Timothy C. Lincoln      45    Acting Principal Executive Officer       October 2002

                                       Class B Director                July 13, 2001

  Mary E. Thomas        45    Acting Principal Financial Officer      October 2000(1)

                                       Class A Director                June 27, 2003

----------
(1) Prior to her election for the Board, Ms. Thomas was not considered an executive officer of the Company.

                             EXECUTIVE COMPENSATION

The following table sets forth certain summary information for the years indicated concerning the compensation awarded to, earned by, or paid to (i) those persons serving as the Company's Chief Executive Officer during the 2003 fiscal year, (ii) the other four most highly compensated Executive Officers of the Company who were serving as such at December 31, 2003, and (iii) up to two additional individuals who had served as an Executive Officer of the Company during the 2003 fiscal year but who were not Executive Officers at December 31, 2002, except that persons referred to in clauses (ii) and (iii) above generally are not included in the table if they received total annual salary and bonus of $100,000 or less for 2003. The persons named in this table are collectively referred to as the "Named Executive Officers."

                           SUMMARY COMPENSATION TABLE

                                                                                    Long-Term
                                                                                   Compensation
                                                                       Other        Securities
                                                                       Annual       Underlying
                                               Salary      Bonus    Compensation     Options/
   Name and Principal Position        Year       ($)        ($)       ($) (1)        SARs (#)

Timothy C. Lincoln(2)                 2003         -0-       -0-         -0-             -0-
Acting Principal Executive Officer
                                      2002         -0-       -0-         -0-          75,000

Mary E. Thomas (3)                    2003     $31,748       -0-         -0-             -0-

(1) Except for stock options issued pursuant to the Company's 1996, 1997, 1998 and 1999 Stock Option Plans, the Company has not provided benefits under any other long-term compensation plans, stock appreciation rights, defined benefit or actuarial plan. The Company does not have any employment contract or termination of employment or change in control agreements with its Named Executive Officers.

(2) Mr. Lincoln was appointed as Acting Principal Executive Officer effective September 30, 2002.

(3) Prior to her election for the Board, Ms. Thomas was not considered an executive officer of the Company.

The Company's Stock Option Plans

Currently, the Company has four stock options plans: (i) 1999 Seal Holdings Corporation Long Term Incentive Plan ("1999 Plan"), (ii) Seal Holdings Corporation 1998 Incentive Option Plan ("1998 Plan"), (iii) Seal Fleet, Inc. Incentive Option Plan ("1997 Plan"), and (iv) Seal Fleet, Inc. Long Term Incentive Plan ("1996 Plan" and collectively, the "Plans"). All options under the 1998 Plan, the 1997 Plan and the 1996 Plan have been granted. All of the foregoing Plans were approved by the Company's stockholders.

The Company granted 500,000 stock options outside of the terms of the Corporation's Plans in the years ended December 31, 2001 and December 31, 2002. Robert G. Tancredi, M.D. received 200,000 options in September 2001. The options were fully vested on the date of grant and expire ten years after the date of their issuance. Three directors of the Company received 300,000 options in May 2002. The options were fully vested on the date of grant and expire five years after the date of their issuance. There were no options granted for the year ended December 31, 2003. There were no options granted for the year ended December 31, 2003 to any of the Named Executive Officers.

There were no stock option exercised by the Named Executive Officers during 2003. The following table contains information about unexercised stock options held at the end of 2003 by Named Executive Officers.

                           Year-End 2003 Option Values

                               Number of Securities         Value of Unexercised
                                Underlying Options          In-the-Money Options
       Name                        at FY End(#)                 at FY-End ($)
--------------------------------------------------------------------------------
Mary E. Thomas                       52,500 (1)                      -0-
Timothy C. Lincoln                   75,000 (1)                      -0-

(1)   All of these options were exercisable at year end.

The following table provides summary information regarding equity compensation plans approved and not approved by the Company's shareholders.

--------------------------------------------------------------------------------------------------------------------
Plan Category                    Number of securities to be    Weighted average exercise     Number of securities
                                 issued upon exercise of       price of outstanding          remaining available for
                                 outstanding options,          options, warrants and         future issuance
                                 warrants and rights           rights
--------------------------------------------------------------------------------------------------------------------
Equity compensation plans
approved by security holders              952,500                        $1.79                       4,374,500
--------------------------------------------------------------------------------------------------------------------
Equity compensation plans not
approved by security holders              500,000                        $1.41                              --
--------------------------------------------------------------------------------------------------------------------
TOTAL                                    1,452,500                       $1.83                       4,374,500
--------------------------------------------------------------------------------------------------------------------

Equity compensation plans not approved by security holders consist of an aggregate of 500,000 shares. Three former non-employee directors of the Company received 300,000 options that expire in five years after their date of issuance. One former employee received 200,000 options that expire ten years after the date of their issuance. All of the options were fully vested on their date of grant.

Employment Contracts

The Company does not have any employment agreements with its named executive officers.

Compensation of Directors

Non-employee Directors are compensated at the rate of $500 for regular meetings and $250 for each special meeting for which they attend and are also reimbursed for associated expenses of attendance.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following describes certain transactions or relationships between the Company and its officers, directors and certain related parties in which any of them had or is to have a direct or indirect material interest. Except as otherwise specifically set forth herein, for purposes of this section, the term "Company" also includes each of the Company's subsidiaries.

Except as otherwise stated below, all transactions between and among the Company and its subsidiaries described below, its executive officers and the subsidiaries and each of their respective affiliates may involve conflicts of interest. The Company believes that transactions with affiliates have been made on terms no less favorable to the Company than those available from unaffiliated parties.

M. LEE PEARCE, M.D.

Generally

M. Lee Pearce M.D., the Company's former Chairman of the Board and its continuing majority stockholder, directly or indirectly, owns a number of entities (collectively, the "Majority Stockholder") with which the Company, and its wholly-owned subsidiaries, does or has done business. In particular, Dr. Pearce is the beneficial owner of a substantial majority of North Ridge Medical Plaza, Ltd. ("NRMP"), which owns the building where the Company leases a suite for its corporate office. The Company now leases 2,060 square feet of office space in the NRMP pursuant to a lease expiring October 1, 2004. Future minimum lease payments under this operating lease agreement are $32,000 for year 2004.

Real Estate Acquisition

Effective September 28, 2001, the Majority Stockholder sold land and buildings (the "Real Property") in Broward County, Florida to the Company in exchange for notes payable. The Real Property has been recorded at fair value as determined by an independent third-party appraisal. The notes payable consist of a short-term promissory note in the amount of $37,500 which was due and paid on November 28, 2001 and a longer-term note and mortgage in the amount of $562,500 due in one lump sum on September 28, 2006, and bearing interest at the rate of 7% per annum. All accrued but unpaid interest on the long-term note is due September 28, 2004 with regular monthly interest payments to be made thereafter.

The Real Property is zoned light industrial and consists one and one-third acres. On July 16, 2003, the Board of Directors determined that it was in the best interest of the Company to demolish the existing buildings. The demolition of the buildings took place in August 2003. As a result, the Company recognized an impairment loss equal to the book value of the buildings.

The primary motivation for the Company's acquisition of the Real Property was to increase the amount of its assets that do not constitute investments in securities and thereby enable the Company to continue to qualify for an exclusion from investment company status under Investment Company Act of 1940 (the "'40 Act").

Funding Arrangement and Operating Loans

Since the fourth quarter of 1999, the Company has funded its operations and its investments through proceeds from affiliates of Dr. Pearce pursuant to a commitment dated September 30, 1999 to provide or arrange for funding of up to ten million dollars (the "Funding Commitment"). Through May 20, 2002, the Company had received an aggregate of $8.475 million pursuant to this Funding Commitment. On March 31, 2000, the Company and Dr. Pearce agreed that all funds contributed pursuant to the Funding Commitment would be treated as a subscription for additional shares of the Company's Class A Common Stock at the purchase price of $5.25 per share. Accordingly, through April 6, 2004, an aggregate of 1,614,285 shares of Class A Common Stock had been issued to Dr. Pearce or his affiliates pursuant to such agreement.

Through April 6, 2004, the Company had received loans of approximately $2,426,487 from the Majority Stockholder. The proceeds of the loans were used for working capital purposes. These loans bear interest at the prime rate and provide for a maturity date of March 15, 2006. Principal and interest are due in one lump sum on March 15, 2006. These notes are separate from the $10 million Funding Commitment.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the outstanding Common Stock, to file with the Securities and Exchange Commission initial reports of ownership on Form 3 and reports of changes in ownership of Common Stock on Forms 4 or 5. Such persons are required by SEC regulation to furnish the Company with copies of all such reports they file.

Based solely on its review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that there were no Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with during the year ended December 31, 2003.

                                 PROPOSAL NO. 2

   RATIFYING THE APPOINTMENT OF BERKOWITZ, DICK, POLLACK AND BRANT LLP AS THE
                        COMPANY'S INDEPENDENT ACCOUNTANTS

The Board of Directors has selected Berkowitz Dick Pollack and Brant LLP ("BDPB") to serve as the Company's independent auditors to audit the Company's financial statements for the year ending December 31, 2004. In the event the appointment of BDPB for 2004 is ratified, it is expected that BDPB will audit all of the Company's subsidiaries at the close of their current fiscal years. A representative of BDPB will be present at the Annual Meeting and will have the opportunity to make a statement, if such person desires to do so, and to respond to appropriate questions.

The proposal to ratify the appointment of BDPB will be approved by the Stockholders if it receives the affirmative vote of a majority of the votes cast by the holders of Class A Common Stock and Class B Common Stock, voting together as a single class. If a proxy card is specifically marked as abstaining from voting on the proposal, the shares represented thereby will not be counted as having been voted for or against the proposal. Unless otherwise instructed, the persons named on the proxy card intend to vote shares as to which a proxy is received in favor of the proposal.

              THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR"
      RATIFYING THE SELECTION OF BERKOWITZ, DICK, POLLACK AND BRANT, LLP AS
                             INDEPENDENT ACCOUNTANTS

                         AUDIT COMPENSATION INFORMATION

Audit Fees

The aggregate fees for professional services rendered by BDPB for the audit of the Company's financial statements for the fiscal years ended December 31, 2003 and December 31, 2002, and the reviews of the financial statements included in the Company's Forms 10-QSB for such fiscal year, were approximately $42,000 and $44,000, respectively.

Audit-Related Fees

During the fiscal years ended December 31, 2003 and December 31, 2002, BDPB provided no services to the Company for non-audit, audit related services.

Tax Fees

The aggregate fees billed for tax services provided by BDPB in connection with tax compliance, tax consulting and tax planning services for the fiscal years ended December 31, 2003 and December 31, 2002, were approximately $7,500 and $8,800, respectively.

All Other Fees

Except as described above, the Company had no other fees for services provided by BDPB for the fiscal years ended December 31, 2003 and December 31, 2002.

Pre-approval of Services by the External Auditor

The Audit Committee has adopted a policy for pre-approval of audit and permitted non-audit services by the Company's external auditor. The Audit Committee will consider annually and, if appropriate, approve the provision of audit services by its external auditor and consider and, if appropriate, pre-approve the provision of certain defined audit and non-audit services. The Audit Committee will also consider on a case by case basis and, if appropriate, approve specific engagements that are not otherwise pre-approved. Of the Audit-Related Fees, Tax Fee and All Other Fees described above, the Audit Committee pre-approved the fees billed.

                                 OTHER BUSINESS

The Company knows of no other business to be brought at the Annual Meeting. If, however, any other business should be properly brought up before the Annual Meeting, those persons named in the accompanying Proxy will vote proxies as in their discretion they may deem appropriate, unless you direct them to do otherwise in your Proxy.

                                  OTHER MATTERS

Stockholder Proposals

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, Stockholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next Annual Meeting of Stockholders by submitting such proposals to the Company in a timely manner. In order to be so included for the 2005 Annual Meeting, Stockholder proposal must be received by the Company no later than February 1, 2005 and must otherwise comply with the requirements of Rule 14a-8.

The Company's by-laws establish advance notice procedures for holders of our publicly-traded Class A Common Stock to make nominations of candidates for election as directors, or bring other business before an annual meeting of our stockholders, where such nomination or other business that has not been proposed for inclusion in the Company's proxy statement pursuant to Rule 14a-8. These procedures provide that only persons who are nominated by or at the direction of our board of directors, by the holders of the Class B common Stock in accordance with the nomination and election rights granted to such holders, or by a Class A stockholder who has given timely written notice to our secretary before the meeting at which directors are to be elected, will be eligible for election as one of our directors. Further, these procedures provide that at an annual meeting, the only business that may be conducted is the business that has been specified in the notice of the meeting given by, or at the direction of, our board or by a stockholder who has given timely written notice to our secretary of such stockholder's intention to bring that business before the meeting.

Under these procedures, as to the holders of our Class A Common Stock, notice of stockholder nominations to be made or business to be conducted at an annual meeting must be received by us not less than 60 days nor more than 120 days before the date of the meeting, or, if less than 70 days' notice or prior public disclosure of the date of the meeting is given or make to the stockholders, the 10th day following the earlier of (1) the day notice was mailed or (2) the day public disclosure was made.

Under our by-laws, as to the holders of our Class A Common Stock, a stockholder's notice nominating a person for election as a director must contain specific information about the proposed nominee and the nominating stockholder. If our chairman determines that a nomination was not made in the manner described in our by-laws, the nomination will be disregarded. Similarly, as to the holders of our Class A Common Stock, a stockholder's notice proposing the conduct of business must contain specific information about the business and about the proposing stockholder. If our chairman determines that business was not properly brought before the meeting in the manner described in our by-laws, the business will not be conducted.

By requiring advance notice of nominations by holders of our Class A Common Stock, our by-laws afford our board an opportunity to consider the qualifications of the proposed nominee to the extent deemed necessary or desirable by our board, to inform stockholders about these qualifications. By requiring advance notice of other proposed business, our by-laws also provide an orderly procedure for conducting annual meetings of stockholders and, to the extent deemed necessary or desirable by our board, provides our board with an opportunity to inform stockholders, before meetings, of any business proposed to be conducted at the meetings, together with any recommendations as to our board's position regarding action to be taken with respect to the business, so that stockholders can better decide whether to attend a meeting or to grant a proxy regarding the disposition of any business.

The cost of solicitation of proxies for use at the Annual Meeting will be borne by the Company. Solicitations will be made by mail or by facsimile, but regular employees of the Company may solicit proxies personally or by telephone.

                                OTHER INFORMATION

The Company's Annual Report is being provided with this Proxy Statement. All subsequent Quarterly Reports on Form 10-QSB filed before the date of the Annual Meeting are incorporated by reference in this Proxy Statement. The Company will provide to any Stockholder, upon written request and without charge, a copy (without exhibits) of all information incorporated by reference in this Proxy Statement. Requests should be addressed to Le@P Technology, Inc., Investor Relations, 5601 North Dixie Highway, Suite 411, Fort Lauderdale, Florida 33334,
(954) 771-1772.

                                          By Order of the Board of Directors

                                          /s/ Timothy C. Lincoln
                                          ------------------------------
                                          Timothy C. Lincoln
                                          Acting Principal Executive Officer